Alston & Bird LLP DRAFT Printed: November 19, 2003

Donegal Group Inc.
[_,000,000] Shares*
Class A Common Stock
($0.01 par value)

Underwriting Agreement

November __, 2003

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
As Representatives of the Several Underwriters
     listed on Schedule I hereto
c/o SunTrust Capital Markets, Inc.
Atlanta Financial Center
3333 Peachtree Road, N.E.
10th Floor, South Tower
Atlanta, Georgia 30326

Ladies and Gentlemen:

     Donegal Group Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), an aggregate of [   ] shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), each Underwriter selling the number of shares set forth opposite such Underwriter’s name in Schedule I hereto. The aggregate of [   ] shares to be purchased from the Company are called the “Firm Shares.” In addition, the Company has agreed to sell to the Underwriters, upon the terms and conditions stated herein, up to an additional [   ] shares of Common Stock to cover over-allotments by the Underwriters, if any, each Underwriter selling up to the amount set forth opposite such Underwriter’s name in Schedule I hereto. The additional    shares to be sold by the Company are collectively referred to in this Agreement as the “Option Shares.” The Firm Shares and the Option Shares are collectively referred to in this Agreement as the “Shares.” SunTrust Capital Markets, Inc. and Legg Mason Wood Walker, Incorporated are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the “Representatives” and as “you.” The terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 that were filed under the Exchange Act on or before the Effective Date

*Plus an additional [   0,000] shares subject to the Underwriters’ over-allotment option.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

of the Registration Statement or the Issue Date of the Prospectus (and any supplements thereto), as the case may be. Certain terms used herein are defined in Section 17 hereof.

     1. Representations and Warranties.

     The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

     (a) The Company meets the requirements for use of Form S-2 and has filed with the Commission a registration statement (File No. 333-110175) on such form, including a related Prospectus, for the registration under the Act of the Shares. The Company has also filed one or more amendments to such Registration Statement, copies of which have been furnished to you. The Registration Statement has become effective under the Act. The Company has filed with the Commission a Preliminary Prospectus, which Preliminary Prospectus shall be updated by means of a final prospectus which the Company will file with the Commission in accordance with Rule 430A and Rule 424(b). The Company has included in the Registration Statement and the Prospectus, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

     (b) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein) and the Option Closing Date (as defined herein), as the case may be, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and the Option Closing Date, as the case may be, the Prospectus (together with any supplement thereto) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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     (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) No order preventing or suspending the use of any Preliminary Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the knowledge of the Company, no proceeding for that purpose has been instituted or threatened or is contemplated by the Commission or the securities authority of any state or other jurisdiction.

     (e) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify or be in good standing does not have a material adverse effect, or be reasonably expected to cause a prospective material adverse effect, on the condition (financial or otherwise), business, earnings, properties, net worth, results of operations or prospects of the Company and its Subsidiaries (as hereinafter defined) taken as a whole (a “Material Adverse Effect”).

     (f) All the Company’s subsidiaries (as defined in the Act) are referred to herein individually as a “Subsidiary” and collectively as the “Subsidiaries.” Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly registered, licensed and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration, license or qualification, except where the failure so to register, be licensed or qualify or be in good standing does not have a Material Adverse Effect. All the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are wholly owned by the Company directly or indirectly through one of the other

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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Subsidiaries, free and clear of any lien, adverse claim, security interest, equity or other encumbrance, except as described in the Prospectus.

     (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement and the Prospectus.

     (h) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Representatives, constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors’ rights generally and to general equitable principles.

     (i) The Company has an authorized capitalization as set forth in “Capitalization” and “Description of Capital Stock” in the Registration Statement and the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Common Stock and the Class B Common Stock contained in the Registration Statement and the Prospectus. All of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities or claims.

     (j) The Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus. None of the authorized or outstanding shares of Common Stock is subject to any preemptive or similar right to purchase any shares of Common Stock. The Company will convey good title to the Shares to be issued and delivered by the Company hereunder to the Underwriters against payment therefor as provided herein, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever created by or through the Company, provided the Underwriters purchase such Shares in good faith and without notice of any adverse claim. The Shares will be duly registered under the Exchange Act and will be authorized for listing on the Nasdaq National Market subject to official notice of issuance prior to delivery.

     (k) The Company is not and, after giving effect to the offering, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     (l) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required from the National Association of Securities Dealers, Inc. (the “NASD”) and under the state securities laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Prospectus.

     (m) Neither the issue and sale of the Shares nor the execution, delivery and performance of this Agreement will conflict with, result in a breach, default or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject except any conflict, breach, default, violation or imposition that individually or in the aggregate would not have a Material Adverse Effect, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties.

     (n) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to include any securities of the Company in any registration statement of the Company. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company, except for such rights which have been waived.

     (o) The consolidated financial statements and the related notes of the Company and its consolidated Subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement present fairly the consolidated financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Historical Financial Information of the Company” and the “Summary Consolidated Financial Information” in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein. The statistical information required by Commission Industry Guide 6 to be included in the Registration Statement and the Prospectus presents fairly the information set forth therein, is in compliance in all material respects with the Act, the regulations promulgated under the Act and such Guide 6 and is consistent with the consolidated financial statements included in the Registration Statement and the Prospectus. The other financial and

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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statistical information and data set forth or incorporated by reference in the Registration Statement and Prospectus are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements, supporting schedules or other financial information (whether pro forma financial statements or otherwise) are required to be included in the Registration Statement or Prospectus. As of the date of the Prospectus, the Company is not engaged in substantive discussions with any third party with respect to, or obligated to complete, any acquisitions for which disclosure of pro forma financial information in the Prospectus is required by the Act.

     (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to hinder, impede, prevent or interfere with the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby, (ii) could reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto); or (iii) is required to be described in the Registration Statement or Prospectus and is not so described; nor are there any statutes, rules, regulations, laws, orders, decrees, judgments, contracts, instruments or other documents or agreements that are required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required. Without limiting the generality of the foregoing sentence, the Company has no reason to believe that any legal or governmental proceedings will be instituted against it or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect and, to the best knowledge of the Company, there exists no basis for any legal or governmental proceedings to be instituted against it or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect.

     (q) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made, and proposed to be made, of such property by the Company and its Subsidiaries or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made, and proposed to be made, of such property and buildings by the Company and its Subsidiaries or such as do not and would not, individually or in the aggregate, have a Material Adverse Effect.

     (r) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except with respect to clauses (ii) and (iii) above such violations or defaults that, individually or in the aggregate, would not have a Material Adverse Effect or that are disclosed in the Prospectus (or any supplement thereto).

     (s) KPMG LLP, who has certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to certain of the audited consolidated financial statements and schedules included or incorporated by reference in the Prospectus, are independent public accountants with respect to the Company as required by the Act and the rules and regulations of the Commission thereunder.

     (t) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which adequate reserves have been provided.

     (u) There is (i) no significant unfair labor practice complaint pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board or in any federal or state court and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them.

     (v) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; to the knowledge of the Company, all policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies; and there are no claims by the Company or any of its Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

     (w) Except as described in the Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

     (x) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state, local or foreign regulatory authorities, agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (y) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and in the case of the Insurance Subsidiaries in conformity with statutory accounting principles prescribed or permitted by state insurance regulatory authorities and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (z) The Company, or any other person associated with acting on behalf of the Company, including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any other unlawful payment.

     (aa) The Company has not taken, directly or indirectly, any action designed to or which has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (bb) There are no affiliations with the NASD among the Company’s officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Representatives.

     (cc) No transaction has occurred between or among the Company and any of its officers or directors, five percent or greater stockholders or any affiliate or affiliates of any such

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

officer or director or five percent stockholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

     (dd) The Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

     (ee) Each of the Company and its Subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its Subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its Subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

     (ff) The Company and the Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, domain names, computer programs, know-how (including, without limitation, trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) (collectively “Intellectual Property”) described in the Prospectus as being owned by any of them or currently used by them in the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and the Subsidiaries with respect to the foregoing. To its knowledge, neither the Company nor any of its Subsidiaries is infringing or otherwise violating any Intellectual Property of others or has received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property.

     (gg) All sales of the Company’s securities prior to the date hereof were at all relevant times duly registered under the Act and applicable foreign securities laws and state securities or Blue Sky laws or were exempt from the registration requirements of the Act and applicable

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

foreign and state securities laws, or if such securities were not registered or exempt in compliance with the Act and applicable foreign and state securities laws, any private right of action for rescission or damages arising from the failure to register any such securities are time barred by applicable statutes of limitations or equitable principles, including laches.

     (hh) The Company has obtained for the benefit of the Company and the Underwriters from Donegal Mutual Insurance Company and each of the Company’s directors and certain specified executive officers, and five percent or greater stockholders, a written agreement that for a period of 90 days from the date of this Agreement such director, executive officer or stockholder will not, without the prior written consent of SunTrust Capital Markets, Inc., directly or indirectly sell, offer to sell, contract to sell, solicit an offer to buy, grant any option, right or warrant for the purchase or sale of, assign, pledge, distribute or otherwise transfer, hedge, dispose of, encumber or reduce any risk of ownership, (or make any announcement with respect to any of the foregoing), any shares of Common Stock or Class B Common Stock, or any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock or Class B Common Stock, or evidencing any right to purchase or subscribe for shares of Common Stock, or the Class B Common Stock, that Donegal Mutual Insurance Company or any of such directors, officers or five percent or greater stockholders has the right to dispose of or hereafter acquires, either of record or beneficially.

     (ii) The Company and its Subsidiaries are in compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the implementing rules and regulations thereunder, in each case as and to the extent currently in effect and applicable to the Company and its Subsidiaries.

     (jj) Each of Donegal Mutual Insurance Company, the Company’s controlling stockholder, and each Subsidiary of the Company which is engaged in the business of insurance or reinsurance (the “Insurance Subsidiaries”) (collectively with Donegal Mutual Insurance Company, the “Insurance Affiliates”) holds such insurance licenses, certificates and permits from governmental authorities (including, without limitation, from the insurance regulatory agencies of the various jurisdictions where it conducts business (the “Insurance Licenses”)) as are necessary to the conduct of its business; the Company and each Insurance Affiliate have fulfilled and performed all obligations necessary to maintain the Insurance Licenses; except as disclosed in the Prospectus, there is no pending or, to the knowledge of the Company, threatened claim, action, suit, market conduct exam, proceeding or investigation that could reasonably be expected to result in the revocation, termination, suspension, limitation or modification of any Insurance License which would, individually or in the aggregate, have a Material Adverse Effect; and except as disclosed in the Prospectus, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent.

     (kk) The Company and its Insurance Affiliates have made no material change in their insurance reserving practices since the most recent audited financial statements included in the Prospectus. The Company and its Insurance Affiliates are, in all material respects, in compliance

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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with and conduct their respective businesses in conformity with, all applicable insurance laws, including those related to capital adequacy and reserves.

     (ll) All reinsurance and retrocessional treaties, contracts, agreements and arrangements to which the Insurance Affiliates are the only parties are in full force and effect, and to the knowledge of the Company, all material reinsurance and retrocessional treaties, contracts, agreements and arrangements to which any Insurance Affiliate and any third party not affiliated with the Company are parties are in full force and effect; no Insurance Affiliate is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein; no Insurance Affiliate has received any notice from any of the other parties to such treaties, contracts, agreements or arrangements that such other party intends not to perform or cannot perform thereunder, and, to the knowledge of the Company and the Insurance Affiliates, none of the other parties to such material treaties, contracts, agreements, or arrangements is in violation of or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, or will be unable to perform such material treaty, contract, agreement or arrangement, except to the extent adequately and properly reserved for in the consolidated financial statements of the Company included in the Prospectus or reserved for in the financial statements of Donegal Mutual Insurance Company. Neither the Company nor its Insurance Affiliates have received any notice of the initiation of bankruptcy, liquidation, receivership, insolvency or similar proceedings with respect to any other party to a reinsurance contract, treaty, arrangement or agreement.

     (mm) The statutory financial statements of the Insurance Affiliates have been prepared for each relevant period in conformity with statutory accounting principles or practices required or permitted by the National Association of Insurance Commissioners and by the appropriate insurance department of the jurisdiction of domicile of each Insurance Affiliate, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto, and present fairly in all material respects the statutory financial position of the Insurance Affiliate as of the dates thereof, and the statutory basis results of operations and cash flows of the Insurance Affiliates, and such Insurance Affiliates admitted assets, liabilities, capital and surplus for the periods covered thereby. All statutory reserves reflected in the Insurance Affiliates’ annual and quarterly statements were determined in accordance with applicable statutory accounting principles and generally accepted actuarial standards, consistently applied. The Insurance Affiliates do not use any deviations from applicable statutory accounting principles or generally accepted actuarial standards, except as have been specifically approved for such Insurance Subsidiary by the applicable state insurance department.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

     2. Purchase and Sale.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
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     (a) The Company hereby agrees to sell the Firm Shares to the Underwriters and, upon the basis of representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of [$   ] per Share (the “purchase price per Share”), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

     (b) The Company hereby also agrees to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date of this Agreement to purchase from the Company, up to [   ] Option Shares at the purchase price per Share for the Firm Shares. The Option Shares may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Shares. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Option Shares (subject to such adjustments as you may determine to avoid fractional shares) that bears the same proportion to the total number of Option Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. The option to purchase Option Shares may be exercised at any time within 30 days after the date of this Agreement, but no more than once. Delivery of certificates for the Option Shares by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof.

     3. Delivery and Payment.

     (a) Delivery of and payment for the Firm Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 a.m., Philadelphia, Pennsylvania time, on    , 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company (such date and time of delivery and payment for the Shares being herein called the “Closing Date”). Delivery of the Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise specify.

     (b) If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Shares to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

funds to an account specified by the Company. If settlement for the Option Shares occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Shares (such date and time of delivery and payment for the Option Shares being herein called the “Option Closing Date”), and the obligation of the Underwriters to purchase the Option Shares shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Shares for sale to the public as set forth in the Prospectus.

     5. Agreements.

     The Company agrees with the several Underwriters that:

     (a) Prior to the termination of the offering of the Shares, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object, and the Company will use its reasonable best efforts to cause any such amendment to become effective. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its reasonable best efforts to obtain as soon as possible the withdrawal or lifting thereof.

     (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which, in the opinion of counsel for the Company or of counsel for the Underwriters, the Prospectus as then supplemented would include any untrue

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

     (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and any supplement thereto as the Representatives may reasonably request.

     (e) The Company will arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

     (f) The Company will not, without the prior written consent of SunTrust Capital Markets, Inc., for a period of 90 days following the Execution Time, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may (i) issue and sell Common Stock pursuant to any stock option plan, stock purchase plan, stock ownership plan or dividend or insurance commission reinvestment plan of the Company in effect at the Execution Time, (ii) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and (iii) grant options to purchase shares of Common Stock and issue shares of Common Stock under the Company’s stock option and stock purchase plans.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     (g) Except as stated in this Agreement or the Prospectus, the Company will not take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement thereto; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements thereto, as may, in each case, be reasonably requested by the Underwriters for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the listing of the Shares on the Nasdaq National Market; (vi) any registration or qualification of the Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of the Company and its representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. It is understood, however, that except as provided in this Section 5(h) and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resales of any of the Shares by them and any advertising expenses connected with offers they make.

     (i) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the regulations thereunder.

     (j) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Shares and the Option Shares shall be subject to the accuracy of the representations and

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

warranties on the part of the Company contained herein as of the Execution Time and the Closing Date (and the Option Closing Date, if any), to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

     (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by such Rule; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) The Company shall have furnished to the Representatives the opinion of Duane Morris LLP, counsel for the Company, dated the Closing Date (or the Option Closing Date, as the case may be) and addressed to the Representatives, to the effect that:

     (1) each of the Company and each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification or licensing, except where the failure to be so qualified or licensed does not have a Material Adverse Effect;

     (2) all the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance (such counsel being entitled to rely in respect of the opinion in this clause (2) upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company with knowledge of such matters of fact; provided that such counsel shall state that they believe that you and they are justified in relying upon such local opinions and officers’ certificates);

     (3) the Company’s authorized and outstanding equity capitalization is as set forth in the Registration Statement and the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; none of the issued shares of capital stock of the Company, or any Subsidiary, have been issued or are owned or held in violation of any statutory or contractual preemptive rights of stockholders, and no person or entity (including any holder of outstanding shares of capital stock of the

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

Company or any Subsidiary) has any statutory or contractual preemptive or, to such counsel’s knowledge, other rights to subscribe for any of the Shares in the Company or any Subsidiary; and, except as set forth in the Company’s Proxy Statement for its annual meeting held on April 17, 2003, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

     (4) the Shares to be issued and sold by the Company have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus. The Company will convey good title to the Shares to be issued and delivered by the Company hereunder to the Underwriters, in good delivery form and free and clear of all pledges, liens, hypothecations, encumbrances, claims, security interests, restrictions, agreements, voting trusts and adverse interests whatsoever created by or through the Company, provided that the Underwriters purchase such Shares in good faith and without notice of any adverse claim.

     (5) there is no pending or to the knowledge of such counsel threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries or its or their property of a character that, if determined adversely to the Company or the Subsidiaries would in the aggregate have a Material Adverse Effect that is not adequately disclosed in the Prospectus, and to the knowledge of such counsel, there is no franchise, contract, indenture, agreement or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto or as an exhibit to any document filed under the Exchange Act, that is not described or filed as required;

     (6) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by such Rule; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and, no proceedings for that purpose have been instituted or threatened; the Registration Statement and the Prospectus, including the documents incorporated by reference therein (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the rules thereunder;

     (7) The Company has the corporate power and authority to enter into this Agreement, and this Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery by the

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

Representatives, is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company’s obligations hereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights generally and by general equitable principles;

     (8) the Company is not and, after giving effect to the offering and sale of the Shares, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended;

     (9) no consent, approval, authorization, or other action by, or filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act or the Exchange Act and such as may be required from the NASD and under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

     (10) neither the Company nor any Subsidiary is, or with the giving of notice or lapse of time or both, would be, (A) in violation of its respective certificate or articles of incorporation or bylaws, or other governing documents or, (B) to the knowledge of such counsel, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any such Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (C) to the knowledge of such counsel, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary;

     (11) neither the consummation of any of the transactions herein contemplated nor the fulfillment of the terms hereof does or will conflict with, result in a breach, default or violation of, or the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to (A) the certificate or articles of incorporation, by-laws or other organizational documents of the Company or the Subsidiaries, (B) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which the Company or the Subsidiary is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree known to such counsel to be applicable to the Company or the Subsidiaries of any court, regulatory body, administrative agency,

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiaries or any of its or their properties; and

     (12) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement (or any such right has been effectively waived).

In addition, such counsel shall state that it has participated in conferences and meetings with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to such counsel’s attention that leads such counsel to believe that the Registration Statement (including any documents incorporated by reference therein), on the effective date thereof (or, in the case of documents incorporated by reference, when such documents became effective or were filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel expresses no view with respect to the financial statements and related notes, the financial statement schedules and the other financial and accounting data included in the Registration Statement or Prospectus); and such counsel should state that they do not know of any amendment to the Registration Statement or the Prospectus required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus that are not filed or incorporated by reference or described as required.

In rendering such opinion, such counsel may state that it expresses no opinion as to the laws of any jurisdiction other than the laws of the State of Delaware, the Commonwealth of Pennsylvania, and the federal laws of the United States and such counsel may rely, in respect to matters of fact, upon certificates of officers of the Company with knowledge of such matters of fact, provided that such counsel state that they believe that both you and they are justified in relying on such officers’ certificates.

     (c) The Representatives shall have received from Alston & Bird LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date (or the Option Closing Date, as the case may be) and addressed to the Representatives, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus (together with any supplement thereto) and

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) The Company shall have furnished to the Representatives a certificate or certificates, signed by the President and Chief Executive Officer and the principal financial and accounting officer(s) of the Company, dated the Closing Date (or the Option Closing Date, as the case may be), to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that: (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading, (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Prospectus that has not been set forth in such a supplement or amendment, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any Material Adverse Effect or any development involving a prospective Material Adverse Effect in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its Subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (iv) neither the Company nor any of its Subsidiaries has any material contingent obligations that are not disclosed in the Registration Statement and the Prospectus, (v) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its Subsidiaries is the subject that are material and that are not disclosed in the Registration Statement and the Prospectus, (vi) there are not any franchises, contracts, leases or other documents that are required to be described in the Registration Statement or filed as exhibits to the Registration Statement that have not been described or filed as required, and (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the Closing Date (or the Option Closing Date, as the case may be).

     (e) No downgrade shall have occurred in the rating accorded any of the Company’s Insurance Affiliates’ by A.M. Best & Company, Inc., and (ii) such organization shall not have publicly announced that is has under surveillance or review, with possible negative implications, its rating of any of the Company’s Insurance Affiliates’ rating.

     (f) At the Execution Time and at the Closing Date (and the Option Closing Date, if any), KPMG LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date (or the Option Closing Date, as the case may be), in form and substance satisfactory to the Representatives, confirming that they are independent

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

     (1) in their opinion the financial statements and any financial statement schedules included or incorporated by reference in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

     (2) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Prospectus in response to Item 301 of Regulation S-K and a reading of the latest unaudited financial statements made available by the Company and its Subsidiaries; their limited review, in accordance with standards established under Statement of Auditing Standards No. 100, of the unaudited interim financial information for the nine months ended September 30, 2003 and as of September 30, 2003; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Board of Directors of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to December 31, 2002, nothing came to their attention that caused them to believe that:

     (i) the amounts in “Selected Historical Financial Information of the Company,” if any, included or incorporated in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

     (ii) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-2 or financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

     (iii) with respect to the period subsequent to the date of the most recent financial statements, audited or unaudited, in or incorporated in the Registration Statement and the Prospectus, there were any changes, at a specified

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

date not more than five days prior to the date of the letter, in the long-term debt due within one year and long-term debt (exclusive of current portion) of the Company and its Subsidiaries or capital stock of the Company or decreases in the stockholders’ equity of the Company and its consolidated Subsidiaries, compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Prospectus to the date of the most recently available monthly unaudited financial information there were any decreases relating to operations, compared with the corresponding period in the preceding year in total revenues or income before income taxes or in total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

     (3) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Registration Statement and the Prospectus, including the information included or incorporated in the Company’s Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” included in the Prospectus or incorporated in the Company’s Quarterly Reports on Form 10-Q incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.

References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

     (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto, other than the Prospectus Supplement), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

     (h) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from Donegal Mutual Insurance Company, each of the Directors of the Company and certain specified officers of the Company addressed to the Representatives.

     (i) Prior to the Closing Date (and the Option Closing Date, if any), the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Alston & Bird LLP, counsel for the Underwriters, at 1201 W. Peachtree Street, Atlanta, Georgia 30309, on the Closing Date and the Option Closing Date, if any.

     7. Reimbursement of Underwriters’ Expenses. If the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

     8. Indemnification and Contribution.

     (a) The Company agrees to indemnify and hold harmless each Underwriter, the stockholders, directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which such indemnified parties or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

filed or in any amendment thereof, or in the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use and inclusion therein (provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the share allocation, concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting” and the information contained under the captions “Underwriting — Stabilization” and “Underwriting – Passive Market Making”); provided, however, that the indemnification contained in this paragraph (a) with respect to the Registration Statement or the Prospectus shall not inure to the benefit of any Underwriter on account of any such loss, claim, damage, liability or expense arising from the sale of Shares by such Underwriter to any person if a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Registration Statement or the Prospectus was corrected in the Prospectus, provided that the Company has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit such delivery or sending. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

     (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity and reimbursement of expenses from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use and inclusion in the documents referred to in the foregoing indemnity (provided that the Company and the Underwriters hereby acknowledge and agree that the only information that the Underwriters have furnished to the Company specifically for inclusion in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the share allocation, concession and reallowance figures appearing in the Prospectus in the section entitled “Underwriting” and the information contained under the captions “Underwriting — Stabilization” and “Underwriting – Passive Market Making”). This indemnity agreement will be in addition to any liability, that any Underwriter may otherwise have.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent the indemnifying party is materially prejudiced by such failure and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel, provided, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one counsel and one local counsel, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, and such settlement, compromise or consent does not include any statement as to, or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party under paragraph (a) or (b) above for any amounts paid or payable by an indemnified party in the settlement of a pending or threatened claim, action, suit or proceeding without the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party severally agrees to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses or charges reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnifying party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party on the one hand and by the indemnified party on the other from the offering of the Shares; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Shares) be responsible for any amount in excess of the underwriting discount or commission applicable to the Shares purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party, as applicable, in connection with the statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and the relative benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus or in any supplement thereto. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. Default by an Underwriter. If any one or more Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 6 or 10 hereof) to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the Company shall immediately give notice thereof to you, and the remaining Underwriters shall have the right, within 36 hours after the receipt by

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

you of such notice, to purchase or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the Shares that such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such securities, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. If the non-defaulting underwriters and the Company both fail to make such arrangements with respect to all such securities, the non-defaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Shares set forth opposite their names in Schedule I hereto bears to the aggregate amount of Shares set forth opposite the names of all the remaining Underwriters) the Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Shares that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Shares set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Shares, and if such nondefaulting Underwriters do not purchase all the Shares, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company or any nondefaulting, Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Shares, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum prices shall have been established on either of such Exchange or National Market, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities or terrorism, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Prospectus (exclusive of any supplement thereto), (iv) in the judgment of the Underwriters there shall have occurred any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business of the Company and its Subsidiaries, or (v) any action shall have been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters’ reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement is terminated pursuant to this Section 10, there shall be no liability of the Company to the Underwriters and no liability of the Underwriters to the Company; provided, however, that in the event of any such termination, the Company agrees to indemnify and hold harmless the Underwriters from all costs and expenses incident to the performance of

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

the obligations of the Company under this Agreement, including all costs and expenses referred to in Section 5(h) hereof.

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Shares. The provisions of Section 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to SunTrust Capital Markets, Inc. at 3333 Peachtree Road, N.E., 10th Floor, South Tower, Atlanta, Georgia 30326, Attention: General Counsel (fax no.: (404) 926-5965), with copies to (which shall not constitute notice) Alston & Bird LLP, 601 Pennsylvania Ave, NW, Washington, DC 20004, Attention: Frank M. Conner III, Esq. (fax no. (202) 756-3333); if sent to the Company, will be mailed, delivered or telefaxed to Donegal Group Inc. at 1195 River Road, Marietta, PA 17547-0302, Attention: Donald H. Nikolaus, President (fax no. (717) 426-7009), with copies to (which shall not constitute notice) to Duane Morris LLP, One Liberty Place, Philadelphia, PA 19103, Attention: Frederick W. Dreher, Esq. (fax no. (215) 979-1213).

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriters shall be deemed a successor or assign merely by reason of such purchase.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia applicable to contracts made and to be performed within the State of Georgia.

     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     17. Tax Benefits. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any United States federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     “Commission” shall mean the Securities and Exchange Commission.

     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become(s) effective.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     “Material Adverse Effect” shall have the meaning set forth in section 1(d) hereof.

     “Preliminary Prospectus” shall mean any preliminary prospectus and any prospectus supplement thereto referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits 430A Information.

     “Prospectus” shall mean the final prospectus and any prospectus supplement relating to the Shares that is filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Shares included in the Registration Statement at the Effective Date.

     “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits, financial statements and documents incorporated therein by reference pursuant to Form S-2 under the Act, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     “Rule 424,” “Rule 430A“and “Rule 462” refer to such rules under the Act.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     “Rule 430A Information” shall mean information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

SunTrust Capital Markets, Inc.
Legg Mason Wood Walker, Incorporated
November    , 2003

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters. It is understood that your acceptance of this letter on behalf of the each of the Underwriters is pursuant to the authority set forth in a form of agreement among underwriters, the form of which shall be submitted to the Company upon request, but without representation or warranty on your part as to the authority of the signers thereof.

Very truly yours,

DONEGAL GROUP INC

By:

Name:

Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written

SUNTRUST CAPITAL MARKETS, INC

By:

Name:

Title:

For themselves and on behalf of the Representatives and the other several Underwriters named in Schedule I to the foregoing Agreement

SCHEDULE I

Number of
Firm Shares
Underwriters	to be Purchased
SUNTRUST CAPITAL MARKETS, INC
LEGG MASON WOOD WALKER, INCORPORATED
ADVEST, INC
COCHRAN, CARONIA SECURITIES LLC
Total

EXHIBIT A

Donegal Group Inc.

Public Offering of Class A Common Stock

_________, 2003

SunTrust Capital Markets, Inc.
Atlanta Financial Center
3333 Peachtree Road, N.E.
10th Floor, South Tower
Atlanta, Georgia 30326
Attn: Matthew C. Gelber

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Donegal Group Inc., a Delaware corporation (the “Company”), and you as representative of a group of Underwriters named therein, relating to an underwritten public offering of the Company’s Class A Common Stock, $0.01 par value (the “Class A Common Stock”), of the Company. In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of SunTrust Capital Markets, Inc., offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company, including but not limited to the Class A Common Stock and the Company’s Class B Common Stock, or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, beginning on the date of the Underwriting Agreement and continuing for a period of 90 days thereafter, other than shares of Class A Common Stock disposed of as bona fide gifts approved by SunTrust Capital Markets, Inc.

     The undersigned agrees that the provisions of this Lock-Up Agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

     In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

     If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

Yours very truly,

Signature

Name

Address